Exhibit 99.1

Marin Software Announces Fourth Quarter and Full Year 2017 Financial Results

San Francisco, CA (February 22, 2018) – Marin Software Incorporated (NYSE: MRIN), a leading provider of cross-channel, cross-device, enterprise marketing software for advertisers and agencies, today announced financial results for the fourth quarter and full year ended December 31, 2017.

“By integrating the management of Google and Facebook ad placements to reflect today’s complex customer journey, Marin’s cross-channel platform enables advertisers to drive greater performance and efficiency from their online advertising investments,” said Chris Lien, Chief Executive Officer of Marin Software. “Our ongoing investments are focused on returning Marin to growth and are balanced against the need to operate with financial discipline.”

Fourth Quarter 2017 Financial Highlights:

•	Net revenues totaled $17.7 million, a year-over-year decrease of 23%, when compared to $22.9 million in the fourth quarter of 2016.
•

GAAP gross profit was $10.0 million, resulting in a gross margin of 56%, compared to GAAP gross profit of $14.5 million and a gross margin of 63% during the fourth quarter of 2016. Non-GAAP gross profit was $11.4 million, resulting in a non-GAAP gross margin of 64%, compared to non-GAAP gross profit of $15.8 million and a non-GAAP gross margin of 69% during the fourth quarter of 2016.

•

GAAP loss from operations was ($7.5) million, resulting in a GAAP operating margin of (42%), compared to a GAAP loss from operations of ($4.1) million and a GAAP operating margin of (18%) for the fourth quarter of 2016. Non-GAAP loss from operations was ($5.4) million, resulting in a non-GAAP operating margin of (31%), as compared to a non-GAAP loss from operations of ($1.4) million and a non-GAAP operating margin of (6%) for the fourth quarter of 2016.

•

GAAP net loss was ($7.3) million, or ($1.28) per share, based upon 5.7 million weighted average shares outstanding. This compares to ($4.6) million, or ($0.83) per share, based upon 5.5 million weighted average shares outstanding during the fourth quarter of 2016.

•

Non-GAAP net loss was ($5.2) million, or ($0.92) per share, based upon 5.7 million weighted average shares outstanding. This compares to ($1.9) million, or ($0.33) per share, based upon 5.5 million weighted average shares outstanding during the fourth quarter of 2016.

•	Adjusted EBITDA was ($4.4) million, compared to $0.03 million in the fourth quarter of 2016.

Full Year 2017 Financial Highlights:

•	As of December 31, 2017, cash, cash equivalents and restricted cash totaled $28.8 million, compared to $35.7 million as of December 31, 2016.
•	Net revenues totaled $75.0 million, a year-over-year decrease of 25%, when compared to $99.9 million in 2016.
•

GAAP gross profit was $42.5 million, resulting in a gross margin of 57%, compared to GAAP gross profit of $64.7 million and a gross margin of 65% during 2016. Non-GAAP gross profit was $47.9 million, resulting in a non-GAAP gross margin of 64%, compared to non-GAAP gross profit of $70.2 million and a non-GAAP gross margin of 70% during 2016.

•

GAAP loss from operations was ($30.3) million, resulting in a GAAP operating margin of (40%), compared to GAAP loss from operations of ($15.9) million and a GAAP operating margin of (16%) in 2016. Non-GAAP loss from operations was ($18.3) million, resulting in a non-GAAP operating margin of (24%), as compared to non-GAAP loss from operations of ($3.7) and a non-GAAP operating margin of (4%) in 2016.

•

Non-GAAP net loss was ($19.5) million, or ($3.46) per share, based upon 5.6 million weighted average shares outstanding. This compares to ($4.2) million, or ($0.76) per share, based upon 5.5 million weighted average shares outstanding during 2016.

•	Adjusted EBITDA was ($13.6) million, compared to $2.4 million in 2016.

In October 2017, the Company completed a one-for-seven reverse stock split of its issued and outstanding common stock. All share and per share amounts throughout this release, including the attached tables, have been adjusted to account for the impact of this reverse stock split.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

Fourth Quarter 2017 Business and Product Release Highlights:

•	Added full reporting and management capabilities for Facebook In-Stream Video Ads, which allows advertisers to reach consumers with engaging video content.
•	Debuted product group splitter for Google Shopping to save advertisers time and boost overall yields by automatically promoting profitable SKUs.
•	Continued development of "TruePath," an industry-first cross-channel, impression-level attribution solution designed to help marketers understand the true customer journey from start to finish.
•	Launched support for Amazon Advertising, which provides our advertisers with a major new channel to reach in-market audiences at scale.
•	Launched support for Search Ads on Pinterest, which gives our advertisers access to new customers early in their buying cycle.
•	Launched impression-share optimization, which ensures Brand advertisers maintain and expand their exposure on key search queries.

Financial Outlook:

Marin is providing guidance for its first quarter of 2018 as follows:

Forward-Looking Guidance
In millions, except per share data

	Range of Estimate
	From	To
Three Months Ending March 31, 2018
Revenues, net	$14.3	$14.8
Non-GAAP loss from operations	$(7.5)	$(7.0)
Non-GAAP loss per share	$(1.36)	$(1.28)
Weighted-average shares outstanding	5.7

Non-GAAP loss from operations and non-GAAP net loss per share excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, non-recurring costs associated with restructurings, and capitalization of internally developed software.

Additionally, the Company does not reconcile its forward-looking non-GAAP financial measures, non-GAAP loss from operations and non-GAAP net loss per share, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP measures, loss from operations and net loss per share, include stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter and full year ended December 31, 2017, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at: http://public.viavid.com/index.php?id=128247. Following the completion of the call through 11:59 p.m. Eastern Time on March 1, 2018, a recorded replay will be available for replay on the Company’s website at: http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13676115.

About Marin Software

Marin Software Incorporated’s (NYSE: MRIN) mission is to give advertisers the power to drive higher efficiency, effectiveness, and transparency in their paid marketing programs that run on the world’s largest publishers. Marin provides industry leading enterprise marketing software for advertisers and agencies to measure, manage, and optimize billions of dollars in annualized ad spend across the web and mobile devices. Offering a SaaS advertising management platform for search, social, and display advertising, Marin helps digital marketers improve financial performance, save time, and make better decisions. Advertisers use Marin to create, target, and convert precise audiences based on recent buying signals from users’ search, social, and display interactions. Headquartered in San Francisco, with offices in eight countries, Marin’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit: http://www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, non-recurring costs associated with restructurings and capitalization of internally developed software. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net income (loss), adjusted for stock-based compensation expense, depreciation, the amortization of internally developed software and intangible assets, the capitalization of internally developed software, the impairment of goodwill and long-lived assets, interest expense, net, the benefit from or provision for income taxes, other income or expenses, net and the non-recurring costs associated with restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the first quarter of 2018. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of February 22, 2018. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact:

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2586

press@marinsoftware.com

Marin Software Inc.
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	December 31,	December 31,
(Unaudited; in thousands, except par value)	2017	2016
Assets
Current assets
Cash and cash equivalents	$27,544	$34,420
Restricted cash	1,293	1,293
Accounts receivable, net	12,237	18,761
Prepaid expenses and other current assets	3,989	3,808
Total current assets	45,063	58,282
Property and equipment, net	15,559	20,581
Goodwill	16,768	19,318
Intangible assets, net	4,475	7,325
Other non-current assets	1,504	1,587
Total assets	$83,369	$107,093
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,826	$2,434
Accrued expenses and other current liabilities	10,015	8,362
Deferred revenues	459	795
Capital lease obligations	1,416	1,015
Total current liabilities	14,716	12,606
Capital lease obligations, non-current	1,687	2,381
Other long-term liabilities	4,183	4,508
Total liabilities	20,586	19,495
Stockholders’ equity
Common stock, $0.001 par value	6	6
Additional paid-in capital	291,163	286,692
Accumulated deficit	(227,704)	(196,213)
Accumulated other comprehensive loss	(682)	(2,887)
Total stockholders’ equity	62,783	87,598
Total liabilities and stockholders’ equity	$83,369	$107,093

Marin Software Inc.
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited; in thousands, except per share data)	2017	2016	2017	2016
Revenues, net	$17,692	$22,924	$74,991	$99,878
Cost of revenues (1) (2) (3)	7,733	8,451	32,520	35,203
Gross profit	9,959	14,473	42,471	64,675
Operating expenses (1) (2) (3)
Sales and marketing	6,920	6,916	26,936	32,889
Research and development	6,108	6,520	26,564	27,841
General and administrative	4,402	5,168	16,444	19,890
Impairment of goodwill	—	—	2,797	—
Total operating expenses	17,430	18,604	72,741	80,620
Loss from operations	(7,471)	(4,131)	(30,270)	(15,945)
Interest expense, net	(28)	(38)	(137)	(129)
Other income (expenses), net	259	366	(77)	998
Loss before provision for income taxes	(7,240)	(3,803)	(30,484)	(15,076)
Provision for income taxes	(31)	(793)	(1,007)	(1,404)
Net loss	$(7,271)	$(4,596)	$(31,491)	$(16,480)
Net loss per common share, basic and diluted	$(1.28)	$(0.83)	$(5.59)	$(3.01)
Weighted-average shares outstanding, basic and diluted	5,677	5,528	5,638	5,474

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$193	$299	$822	$1,314
Sales and marketing	218	198	827	1,281
Research and development	356	840	1,996	4,989
General and administrative	254	366	1,059	2,711
Total	$1,021	$1,703	$4,704	$10,295

(2) Includes amortization of intangible assets as follows:
Cost of revenues	$239	$247	$971	$1,027
Sales and marketing	216	223	877	934
Research and development	239	247	969	1,027
General and administrative	5	13	33	92
Total	$699	$730	$2,850	$3,080

(3) Includes restructuring related expenses as follows:
Cost of revenues	$—	$9	$—	$184
Sales and marketing	—	135	—	348
Research and development	—	—	—	44
General and administrative	—	3	—	20
Total	$—	$147	$—	$596

Marin Software Inc.
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Year Ended December 31,
(Unaudited; in thousands)	2017	2016
Operating activities
Net loss	$(31,491)	$(16,480)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Impairment of goodwill	2,797	—
Depreciation	4,758	6,035
Amortization of internally developed software	3,669	2,988
Amortization of intangible assets	2,850	3,080
Gain on disposal of property and equipment	(11)	(3)
Unrealized foreign currency losses (gains)	986	(419)
Non-cash interest expense related to debt agreements	15	27
Stock-based compensation related to equity awards and restricted stock	4,704	10,295
Provision for bad debts	1,507	2,328
Deferred income tax benefits	(358)	(305)
Payment of contingent consideration for prior acquisition	—	(93)
Changes in operating assets and liabilities
Accounts receivable	4,754	795
Prepaid expenses and other current assets	(268)	546
Other assets	(42)	(346)
Accounts payable	306	741
Deferred revenues	(346)	(628)
Accrued expenses and other current liabilities	1,300	(2,480)
Net cash (used in) provided by operating activities	(4,870)	6,081
Investing activities
Purchases of property and equipment	(461)	(1,207)
Proceeds from disposal of property and equipment	11	5
Capitalization of internally developed software	(2,068)	(4,712)
Net cash used in investing activities	(2,518)	(5,914)
Financing activities
Repayments of capital lease obligations	(1,160)	(1,436)
Employee taxes paid for withheld shares upon equity award settlement	(604)	(362)
Proceeds from exercise of common stock options	—	390
Proceeds from employee stock purchase plan, net	312	663
Net cash used in financing activities	(1,452)	(745)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	1,964	(1,035)
Net decrease in cash and cash equivalents and restricted cash	(6,876)	(1,613)
Cash and cash equivalents and restricted cash
Beginning of period	35,713	37,326
End of period	$28,837	$35,713
Supplemental disclosure of non-cash investing and financing activities
Acquisition of equipment through capital leases	$852	$1,864
Purchases of property and equipment recorded in accounts payable and accrued expenses	30	5
Issuance of common stock under employee stock purchase plan	362	547

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Expenses (1)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2016	2016	2016	2016	2016	2017	2017	2017	2017	2017
Sales and Marketing (GAAP)	$9,107	$9,285	$7,581	$6,916	$32,889	$6,676	$6,710	$6,630	$6,920	$26,936
Less Stock-based compensation	(499)	(422)	(162)	(198)	(1,281)	(212)	(200)	(197)	(218)	(827)
Less Amortization of intangible assets	(248)	(240)	(223)	(223)	(934)	(223)	(222)	(216)	(216)	(877)
Less Restructuring related expenses	—	(211)	(2)	(135)	(348)	—	—	—	—	—
Sales and Marketing (Non-GAAP)	$8,360	$8,412	$7,194	$6,360	$30,326	$6,241	$6,288	$6,217	$6,486	$25,232
Research and Development (GAAP)	$8,009	$7,044	$6,268	$6,520	$27,841	$7,138	$6,646	$6,672	$6,108	$26,564
Less Stock-based compensation	(2,022)	(1,275)	(852)	(840)	(4,989)	(996)	(318)	(326)	(356)	(1,996)
Less Amortization of intangible assets	(271)	(263)	(246)	(247)	(1,027)	(247)	(244)	(239)	(239)	(969)
Less Restructuring related expenses	—	(48)	4	—	(44)	—	—	—	—	—
Plus Capitalization of internally developed software	1,493	1,407	1,150	662	4,712	543	413	442	670	2,068
Research and Development (Non-GAAP)	$7,209	$6,865	$6,324	$6,095	$26,493	$6,438	$6,497	$6,549	$6,183	$25,667
General and Administrative (GAAP)	$4,969	$5,018	$4,735	$5,168	$19,890	$4,177	$3,945	$3,920	$4,402	$16,444
Less Stock-based compensation	(880)	(933)	(532)	(366)	(2,711)	(323)	(248)	(234)	(254)	(1,059)
Less Amortization of intangible assets	(36)	(28)	(15)	(13)	(92)	(13)	(10)	(5)	(5)	(33)
Less Acquisition related expenses	(9)	(20)	—	(11)	(40)	—	—	—	—	—
Less Restructuring related expenses	—	(15)	(2)	(3)	(20)	—	—	—	—	—
General and Administrative (Non-GAAP)	$4,044	$4,022	$4,186	$4,775	$17,027	$3,841	$3,687	$3,681	$4,143	$15,352

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Measures (1)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2016	2016	2016	2016	2016	2017	2017	2017	2017	2017
Gross Profit (GAAP)	$17,998	$16,859	$15,345	$14,473	$64,675	$12,009	$10,535	$9,968	$9,959	$42,471
Plus Stock-based compensation	421	309	285	299	1,314	311	152	166	193	822
Plus Amortization of internally developed software	681	719	780	808	2,988	788	867	1,016	998	3,669
Plus Amortization of intangible assets	271	263	246	247	1,027	247	245	240	239	971
Plus Restructuring related expenses	—	151	24	9	184	—	—	—	—	—
Gross Profit (Non-GAAP)	$19,371	$18,301	$16,680	$15,836	$70,188	$13,355	$11,799	$11,390	$11,389	$47,933
Operating Loss (GAAP)	$(4,087)	$(4,488)	$(3,239)	$(4,131)	$(15,945)	$(5,982)	$(9,563)	$(7,254)	$(7,471)	$(30,270)
Plus Impairment of goodwill	—	—	—	—	—	—	2,797	—	—	2,797
Plus Stock-based compensation	3,822	2,939	1,831	1,703	10,295	1,842	918	923	1,021	4,704
Plus Amortization of internally developed software	681	719	780	808	2,988	788	867	1,016	998	3,669
Plus Amortization of intangible assets	826	794	730	730	3,080	730	721	700	699	2,850
Plus Acquisition related expenses	9	20	—	11	40	—	—	—	—	—
Plus Restructuring related expenses	—	425	24	147	596	—	—	—	—	—
Less Capitalization of internally developed software	(1,493)	(1,407)	(1,150)	(662)	(4,712)	(543)	(413)	(442)	(670)	(2,068)
Operating Loss (Non-GAAP)	$(242)	$(998)	$(1,024)	$(1,394)	$(3,658)	$(3,165)	$(4,673)	$(5,057)	$(5,423)	$(18,318)
Net Loss (GAAP)	$(4,413)	$(4,418)	$(3,053)	$(4,596)	$(16,480)	$(6,126)	$(10,545)	$(7,549)	$(7,271)	$(31,491)
Plus Impairment of goodwill	—	—	—	—	—	—	2,797	—	—	2,797
Plus Stock-based compensation	3,822	2,939	1,831	1,703	10,295	1,842	918	923	1,021	4,704
Plus Amortization of internally developed software	681	719	780	808	2,988	788	867	1,016	998	3,669
Plus Amortization of intangible assets	826	794	730	730	3,080	730	721	700	699	2,850
Plus Non-cash expenses related to debt agreements	7	6	5	9	27	6	7	2	—	15
Plus Acquisition related expenses	9	20	—	11	40	—	—	—	—	—
Plus Restructuring related expenses	—	425	24	147	596	—	—	—	—	—
Less Capitalization of internally developed software	(1,493)	(1,407)	(1,150)	(662)	(4,712)	(543)	(413)	(442)	(670)	(2,068)
Net Loss (Non-GAAP)	$(561)	$(922)	$(833)	$(1,850)	$(4,166)	$(3,303)	$(5,648)	$(5,350)	$(5,223)	$(19,524)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Calculation of Non-GAAP Earnings Per Share (1)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands, except per share data)	2016	2016	2016	2016	2016	2017	2017	2017	2017	2017
Net Loss (Non-GAAP)	$(561)	$(922)	$(833)	$(1,850)	$(4,166)	$(3,303)	$(5,648)	$(5,350)	$(5,223)	$(19,524)
Weighted-average shares outstanding, basic and diluted	5,395	5,469	5,503	5,528	5,474	5,583	5,640	5,651	5,677	5,638
Non-GAAP net loss per common share, basic and diluted	$(0.10)	$(0.17)	$(0.15)	$(0.33)	$(0.76)	$(0.59)	$(1.00)	$(0.95)	$(0.92)	$(3.46)

Marin Software Inc.
Reconciliation of Net Loss to Adjusted EBITDA (1)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2016	2016	2016	2016	2016	2017	2017	2017	2017	2017
Net Loss	$(4,413)	$(4,418)	$(3,053)	$(4,596)	$(16,480)	$(6,126)	$(10,545)	$(7,549)	$(7,271)	$(31,491)
Depreciation	1,665	1,542	1,403	1,425	6,035	1,336	1,263	1,149	1,010	4,758
Amortization of internally developed software	681	719	780	808	2,988	788	867	1,016	998	3,669
Amortization of intangible assets	826	794	730	730	3,080	730	721	700	699	2,850
Interest expense, net	18	34	39	38	129	37	64	8	28	137
Provision for (benefit from) income taxes	341	307	(37)	793	1,404	406	419	151	31	1,007
EBITDA	$(882)	$(1,022)	$(138)	$(802)	$(2,844)	$(2,829)	$(7,211)	$(4,525)	$(4,505)	$(19,070)
Impairment of goodwill	—	—	—	—	—	—	2,797	—	—	2,797
Stock-based compensation	3,822	2,939	1,831	1,703	10,295	1,842	918	923	1,021	4,704
Capitalization of internally developed software	(1,493)	(1,407)	(1,150)	(662)	(4,712)	(543)	(413)	(442)	(670)	(2,068)
Acquisition related expenses	9	20	—	11	40	—	—	—	—	—
Restructuring related expenses	—	425	24	147	596	—	—	—	—	—
Other (income) expenses, net	(33)	(411)	(188)	(366)	(998)	(299)	499	136	(259)	77
Adjusted EBITDA	$1,423	$544	$379	$31	$2,377	$(1,829)	$(3,410)	$(3,908)	$(4,413)	$(13,560)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.